Property, Plant and Equipment	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about property, plant and equipment [abstract]
Property, Plant and Equipment
8.
Property, Plant and Equipment
A.
Reconciliation of carrying amount

(In thousand Euros)	Buildings and leasehold improvements	Fixtures and fittings	Plant and equipment	Total
Balance at December 31, 2025	14,865	2,549	39,361	56,775
Additions	—	33	34	67
Impairment of assets	—	—	—	—
Depreciation for the period	(1,095)	(263)	(3,784)	(5,142)
Translation differences	1	6	504	511
Balance at June 30, 2026	13,771	2,325	36,115	52,211
Cost
At December 31, 2025	23,530	6,525	64,310	94,365
At June 30, 2026	23,531	6,564	64,848	94,943
Accumulated amortization
At December 31, 2025	(8,664)	(3,601)	(24,949)	(37,214)
At June 30, 2026	(9,759)	(3,864)	(28,733)	(42,356)
Impairment of assets
At December 31, 2025	—	(376)	—	(376)
At June 30, 2026	—	(376)	—	(376)

Additions to property, plant and equipment for the six months ended June 30, 2026 amounted to Euros 67 thousand, and primarily relates to the acquisition of machinery and tools for manufacturing plants.

As of June 30, 2026, additions to property, plant and equipment for which payment was still pending totaled Euros 430 thousand, as compared to Euros 441 thousand as of December 31, 2025.

The Group has items in use that were fully depreciated as of June 30, 2026 for an amount of Euros 5,185 thousand as compared to Euros 3,609 thousand as of December 31, 2025.

Other information

The Group has obtained insurance policies that cover the carrying amount of its property, plant and equipment.

Capital expenditure commitments amounted to Euros 284 thousand as of June 30, 2026, compared to Euros 95 thousand as of December 31, 2025. These commitments mainly relate to the acquisition of tools and machinery.

There are no other significant contractual obligations to purchase, construct or develop property, plant and equipment assets.

As a consequence of certain loans the Group had a pledge on certain assets classified as property, plant and equipment at June 30, 2026 and December 31, 2025 for an amount of Euros 24,789 thousand. There are no additional restrictions on the sale of its property, plant and equipment and no additional pledge exists on these assets at June 30, 2026 and 2025, except for the leasehold improvement which cannot be realized and which totaled Euros 23,531 thousand as of June 30, 2026 as compared to Euros 23,530 thousand at December 31, 2025.

Additionally, as a result of all restructured financial debt pursuant to the restructuring plan and the New Money share a single, common security package (the “New Security”) with such arrangements to be reflected in an intercreditor agreement that forms part of the restructuring plan. The New Security will consist of first demand guarantees from the key Group companies (Wallbox Chargers, S.A.U., Wallbox NV, AR Electronics Solutions, S.L.U., Wallbox USA, Inc., Electromaps, S.L.U., Wallbox France SAS and Coil, Inc.), pledges over 100 per cent of the shares in the Group’s main operating subsidiaries, security over core intellectual property, material commercial contracts and, in the case of Wallbox USA, inventories, which net book value at June 30, 2026 is Euro 4,534 thousand, and pledges over key bank accounts and intercompany loans. In practice, this means that substantially all the Group’s material operating entities, shareholdings, cash balances, intellectual property and intragroup receivables within the scope of the restructuring plan will be pledged on a pari passu basis in favor of all secured financial creditors following implementation of the restructuring plan.